EXHIBIT 10.32


                        AGREEMENT TO DEFER BONUS PAYMENT

        This AGREEMENT TO DEFER BONUS PAYMENT (this "Agreement") is made effective as of the 10th day of January 2002 between NL Industries, Inc., a New Jersey corporation (the "Corporation") and Dr. Lawrence A. Wigdor ("Executive").

        WHEREAS, Executive was awarded a Special Bonus in recognition of his performance which substantially contributed to the success of the Corporation;

        WHEREAS, The Corporation desires that payment of three hundred forty thousand four hundred thirty-three dollars ($340,433) of such Special Bonus (the "Deferred Special Bonus") be deferred until Executive ceases to be an employee or executive officer of the Corporation or such earlier date as the Corporation, acting through the Management Development & Compensation Committee of the Board of Directors ("the Committee"), acting in its sole discretion, may determine, subject to the conditions specified in Section 1 of this Agreement; and

        WHEREAS, the Corporation and Darryl S. Kitay as trustee, will enter into an agreement (the "Trust Agreement") which establishes an irrevocable trust (the "Trust") which is intended to hold and invest an amount of funds equal to the Deferred Special Bonus until such bonus is paid to Executive pursuant to this Agreement;

        NOW, THEREFORE, in consideration of the agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

               1. The Deferred Special Bonus shall be paid to Executive, or his designated beneficiaries, upon the earliest to occur of (a) the termination of Executive's employment (including Executive's resignation) for any reason, (b) Executive's death, or (c) such date as shall be determined by the Committee in its sole discretion.

               2. The Deferred Special Bonus shall accrue interest beginning on January __, 2002 up to and including the date such amount is paid to Executive pursuant to Paragraph 1 hereof (the "Deferred Payment Date") and the entire amount of such accrued interest shall be paid to Executive, or his designated beneficiaries, on the Deferred Payment Date. Such interest shall accrue at the rate of six and 15/32 percent (6.47%) per annum. Interest accrued pursuant to this Paragraph 2 shall compound on a semi-annual basis and shall be computed for the actual number of days elapsed on the basis of a year consisting of 365 or 366 days.

               3. The Corporation shall immediately enter into the Trust Agreement and thereby establish the Trust. The Corporation shall contribute an amount equal to the Deferred Special Bonus to the Trust.

               4. Subject to the terms of the Trust Agreement, the Corporation may satisfy its payment obligations to Executive, or to his designated beneficiaries, under this Agreement by (a) directing the Trustee to make such payments from the principal and /or earnings of the Trust, (b) making such payments directly from the Corporation's internal funds, or (c) by any combination of (a) and (b), provided that all payments to Executive, or to his designated beneficiaries, pursuant to this Agreement shall be made in immediately available funds.

               5. The Corporation shall withhold, either from the Deferred Special Bonus in the year such amount is paid to Executive pursuant to Paragraph 1 hereof, or from any salary, bonus or other compensatory payment made to Executive as the Corporation in its sole discretion may determine, such amounts as is required by law to be withheld in 2002 or after, as the case may be, pursuant to Code Sections 3101 and 3121(v)(2) or successor provisions thereof.

               6. Title to and beneficial ownership of any assets, whether cash or investments and whether held by the Corporation or the Trust, which the Corporation may earmark to meet its payment obligations to Executive under this Agreement, shall at all times remain in the Corporation or the Trust, as applicable, and Executive and his designated beneficiaries shall not have any property interest whatsoever in any specific assets of the Corporation or the Trust. Any right of the Executive or any of his designated beneficiaries to receive payments from the Corporation or the Trust under this Agreement shall be no greater than the right of any unsecured general creditor of the Corporation.

               7. The right of Executive or any other person to any payment under this Agreement shall not be assigned, transferred, pledged or encumbered except by will or by the laws of descent and distribution.

               8. If the Committee shall find that any person to whom any payment is payable under this Agreement is unable to care for his or her affairs because of illness or accident, or is a minor, any payment due (unless a prior claim therefore shall have been made by a duly appointed guardian or other legal representative) may be paid to the spouse, a child, a parent, a brother or sister, or the person or persons designated by the Executive in writing, or, in the absence of any of the foregoing, to any one or more persons deemed by the Committee to be appropriate. Any such payment shall be a complete discharge of the liabilities of the Corporation under this Agreement.

               9. Nothing contained herein shall be construed as conferring upon Executive the right to continue in the employ of the Corporation as an executive or in any other capacity.

               10 This Agreement shall be binding upon and inure to the benefit of the Corporation, it successors and assigns, and the Executive and his heirs, executors, administrators and legal representatives.

               11. This Agreement contains the entire agreement of and between the parties with respect to the subject matter hereof, and supersedes any prior understandings, agreements, or representations by or between the parties, written or oral, which may have related to the subject matter hereof in any way. In the event of any conflict between the terms and provisions of this Agreement and the terms and provisions of any employment or severance agreement entered into by the parties hereto, the terms and provisions of this Agreement shall govern.

               12. The Agreement shall be governed by the laws of the State of Texas without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Texas or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Texas.

                                    * * * * *

               IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                            NL INDUSTRIES, INC.



                                            By: /s/ Robert D. Hardy
                                            ------------------------------------

                                            Its: Vice President & Controller



                                            EXECUTIVE


                                            /s/ Dr. Lawrence A. Wigdor
                                            ------------------------------------

                                            Dr. Lawrence A. Wigdor

                                 TRUST AGREEMENT


               This Agreement is made effective as of the 10th day of January, 2002 by and between NL Industries, Inc. (the "Corporation") and Darryl S. Kitay (the "Trustee");

               WHEREAS, the Corporation and Lawrence A. Wigdor (the "Executive")
have  entered  into  the  Agreement  to  Defer  Bonus  Payment  (the   "Deferral
Agreement") attached hereto as Exhibit A;

               WHEREAS, the Corporation has incurred or expects to incur liability under the terms of such Deferral Agreement with respect to the Executive;

               WHEREAS, the Corporation wishes to establish a trust (hereinafter called the "Trust") and to contribute to the Trust assets that shall be held therein, subject to the claims of the Corporation's creditors in the event of the Corporation's Insolvency, as herein defined, until paid to the Executive and his beneficiaries in such manner and at such times as specified in the Deferral Agreement;

               WHEREAS, it is the intention of the parties that this Trust shall constitute an unfunded arrangement and shall not affect the status of the Deferral Agreement as an unfunded plan maintained for the purpose of providing deferred compensation for a member of the select group of management or highly compensated employees for purposes of Title I of the Employee Retirement Income Security Act of 1974; and

               WHEREAS,   it  is  the  intention  of  the  Corporation  to  make
contributions to the Trust to provide itself with a source of funds to assist it in the meeting of its liabilities under the Deferral Agreement;

               NOW, THEREFORE, the parties do hereby establish the Trust and agree that the Trust shall be comprised, held and disposed of as follows:

               Section 1.  Establishment of Trust

               (a) The Corporation hereby deposits with the Trustee in trust $100 or such other amount as determined by the Corporation, which shall become the principal of the Trust to be held, administered and disposed of by the Trustee as provided in this Trust Agreement.

               (b)    The Trust hereby established shall be irrevocable.

               (c) The Trust is intended to be a grantor trust, of which the Corporation is the grantor, within the meaning of Subpart E, Part I, Subchapter J, Chapter 1, Subtitle A of the Internal Revenue Code of 1986, as amended, and shall be construed accordingly.

               (d) The principal of the Trust, and any earnings thereon shall be held separate and apart from other funds of the Corporation and shall be used exclusively for the uses and purposes as specified in the Deferral Agreement, subject to the claims of the Corporation's general creditors as herein set forth. The Executive and his beneficiaries shall have no preferred claim on, or any beneficial ownership interest in, any assets of the Trust. Any rights created under the Deferral Agreement and this Trust Agreement shall be mere unsecured contractual rights of the Executive and his beneficiaries against the Corporation. Any assets held by the Trust will be subject to the claims of the Corporation's general creditors under federal and state law in the event of Insolvency, as defined in Section 3(a) herein.

               (e) The Corporation shall make additional deposits of cash or other property in trust with the Trustee in accordance with the terms of the Deferral Agreement to augment the principal to be held, administered and disposed of by the Trustee as provided in this Trust Agreement. Neither the Trustee nor the Executive or any of his beneficiaries shall have any right to compel additional deposits, except as may be required by the terms of the Deferral Agreement.

               Section 2.  Payments to Executive and His Beneficiaries.

               (a) Except as otherwise provided herein, the Trustee shall make payments to the Executive and his beneficiaries in accordance with the Deferral Agreement. The Trustee shall make provision for the reporting and withholding of any federal, state or local taxes that may be required to be withheld with respect to the payment of benefits pursuant to the terms of the Deferral Agreement and shall pay amounts withheld to the appropriate taxing authorities or determine that such amounts have been reported, withheld and paid by the Corporation.

               (b) The entitlement of the Executive or his beneficiaries to benefits hereunder or under the Deferral Agreement shall be determined by the Corporation in accordance with the terms of the Deferral Agreement, and any claim for such benefits shall be considered and reviewed under the terms of the Deferral Agreement.

               (c) The Corporation may make payment of benefits directly to the Executive or his beneficiaries as they become due under the terms of the Deferral Agreement. The Corporation shall notify the Trustee of its decision to make payment of benefits directly prior to the time amounts are payable to the Executive or his beneficiaries.

               Section 3. Trustee Responsibility Regarding Payments to Trust Beneficiary When the Corporation Is Insolvent.

               (a) The Trustee shall not make any payments to the Executive or his beneficiaries if the Corporation is Insolvent. Notwithstanding any other provision of this Trust Agreement, all determinations by the Trustee under this Trust Agreement regarding whether the Corporation is solvent or Insolvent should be based solely on the written representation to the Trustee from the Corporation's Controller or Chief Financial Officer without any requirement of independent investigation by the Trustee. The Corporation shall be considered "Insolvent" for purposes of this Trust Agreement if (i) the Corporation is unable to pay its debts as they become due, or (ii) the Corporation is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.

               (b) At all times during the continuance of this Trust, as provided in Section 1(d) hereof, the principal and income of the Trust shall be subject to claims of general creditors of the Corporation under federal and state law as set forth below.

                      (1) The Chief Financial Officer ("CFO") and the Controller of the Corporation shall, jointly and severally, have the duty to inform the Trustee in writing of the Corporation's Insolvency. If a person claiming to be a creditor of the Corporation alleges in writing to the Trustee that the Corporation has become Insolvent, the Trustee shall determine whether the Corporation is Insolvent; such determination shall be made based solely on written representation from the Corporation's Controller or Chief Financial Officer. The Trustee shall in all events be entitled and required to rely on such representation from the Corporation's Controller or Chief Financial Officer in making a determination concerning the Corporation's solvency. Pending such determination, the Trustee shall not make any payments to Executive or his beneficiaries or any creditors of the Corporation.

                      (2) Unless the Trustee has received notice from the Corporation that the Corporation is Insolvent, the Trustee shall have no duty at any time to inquire whether the Corporation is Insolvent. The Trustee shall in all events rely on such representation from the Corporation in making a determination concerning the Corporation's solvency.

                      (3) In the event that the Corporation's Controller or Chief Financial Officer has notified the Trustee in writing of the Corporation's Insolvency, the Trustee shall not make any payments to the Executive or his beneficiaries and shall hold the assets of the Trust for the benefit of the Corporation's general creditors. Nothing in this Trust Agreement shall in any way diminish or impair any rights of the Executive or his beneficiaries to pursue their rights as general creditors of the Corporation with respect to payments due under the Deferral Agreement or otherwise.

                      (4) The Trustee shall resume making payments to the Executive or his beneficiaries in accordance with Section 2 of this Trust Agreement only after the Trustee has determined that the Corporation is not Insolvent (or is no longer Insolvent); such determination shall be made as described in Section 3(b)(1) above.

               (c) Provided that there are sufficient Trust assets, if the Trustee discontinues making payments from the Trust pursuant to Section 3(b) hereof and subsequently resumes such payments, the first payment following such discontinuance shall include the aggregate amount of all payments due to the Executive or his beneficiaries under the terms of the Deferral Agreement for the period of such discontinuance, less the aggregate amount of any payments made to the Executive or his beneficiaries by the Corporation in lieu of the payments provided for hereunder during any such period of discontinuance.

               Section 4.  Payments to the Corporation.

               Except as provided in Section 3 hereof, the Corporation shall have no right or power to direct the Trustee to return to the Corporation or to divert to others any of the Trust assets before all payments have been made to the Executive or his beneficiaries pursuant to the terms of the Deferral Agreement.

               Section 5.  Investment Authority.

               In no event may the Trustee invest in securities (including stock or rights to acquire stock) or obligations issued by the Corporation, other than a de minimis amount held in common investment vehicles in which the Trustee invests. All rights associated with assets of the Trust shall be exercised, solely in accordance with the directions of the Corporation, by the Trustee or the person designated by the Trustee, and shall in no event be exercisable by or rest with the Executive.

               Section 6.  Disposition of Income.

               During the term of this Trust, all income received by the Trust, net of expenses and taxes, shall be accumulated and reinvested.

               Section 7.  Accounting by the Trustee.

               The Trustee shall keep records of such investments, receipts, disbursements, and all other transactions required to be made, as shall be agreed upon in writing between the Corporation and the Trustee. Within 60 days following the close of each calendar year and within 60 days after the removal or resignation of the Trustee, the Trustee shall deliver to the Corporation a written account of its administration of the Trust during such year or during the period from the close of the last preceding year to the date of such removal or resignation, setting forth all investments, receipts, disbursements and other transactions pertaining to Trust Assets effected by it, including a description of all securities and investments purchased and sold with the cost or net proceeds of such purchases or sales (accrued interest paid or receivable being shown separately), and showing all cash, securities and other property held in the Trust at the end of such year or as of the date of such removal or resignation, as the case may be. In the event the Trustee delegates the obligatons of this section to an employee of the Corporation, such obligations shall be deemed to be fulfilled by the Trustee. Trustee shall timely file, or cause to be filed, any and all federal and state tax returns required to be filed on behalf of the Trust.

               Section 8.  Responsibility of the Trustee.

               (a) The Trustee shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims; provided, however, that the Trustee shall incur no liability to any person for any action taken (or not taken) pursuant to a direction, request or approval given by the Corporation in connection, directly or indirectly, with the terms of the Deferral Agreement or this Trust. In the event of a dispute between the Corporation and any party in interest, the Trustee may apply to a court of competent jurisdiction to resolve the dispute.

               (b) The Corporation agrees to indemnify and hold the Trustee harmless from any and all costs, fees, expenses (including without limitation attorney's fees and expenses), claims or lawsuits by any person or entity, liabilities or obligations of any type or nature arising or related, directly or indirectly, to the Deferral Agreement, this Trust or any action or failure to act by  the  Trustee  in  connection  in  any  way  with  any of the  foregoing.
Futhermore, if the Trustee undertakes or defends any litigation arising in connection with this Trust, the Corporation agrees to indemnify the Trustee against the Trustee's costs, expenses and liabilities (including, without limitation, attorneys' fees and expenses) relating thereto and to be solely liable for such payments. If the Corporation does not pay such costs, expenses and liabilities in a reasonably timely manner, the Trustee may obtain payment from the Trust. The Corporation shall, if requested by the Trustee, assume the defense of any litigation brought against the Trustee or the Trust, in which event the Corporation shall have no liability to the Trustee for any costs or expenses of litigation (absent a conflict of interest which reasonably necessitates the Trustee's hiring separate counsel).

               (c) The Trustee may consult with legal counsel (who may also be counsel for the Corporation generally) with respect to any of its duties or obligations hereunder.

               (d) The Trustee may hire and the Corporation may make available to the Trustee agents, accountants, actuaries, investment advisors, financial consultants or other professionals to assist it in performing any of its duties or obligations hereunder. In addition, the Trustee may delegate any of its duties under this Trust to employees and management of the Corporation (other than Executive) and the Trustee may conclusively rely on the reports of such employees and management without further investigation.

               (e) The Trustee shall have, without exclusion, all powers conferred on trustees by applicable law, unless expressly provided otherwise herein, provided, however, that if an insurance policy is held as an asset of the Trust, the Trustee shall have no power to name a beneficiary of the policy other than the Trust, to assign the policy (as distinct from conversion of the policy to a different form) other than to a successor Trustee, or to loan to any person the proceeds of any borrowing against such policy.

               (f) Notwithstanding any powers granted to the Trustee pursuant to this Trust Agreement or to applicable law, the Trustee shall not have any power that could give this Trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of section 301.7701-2 of the Procedure and Administrative Regulations promulgated pursuant to the Internal Revenue Code.

               Section 9.  Compensation and Expenses of Trustee.

               The Corporation shall pay all administrative and Trustee's fees and expenses. If not so paid, the fees and expenses shall be paid from the Trust.

               Section 10.  Resignation and Removal of Trustee.

               (a) The Trustee may resign at any time by written notice to the Corporation, which shall be effective 15 days after receipt of such notice unless the Corporation and the Trustee agree otherwise.

               (b) The Trustee may be removed by the Corporation on 15 days notice to the Trustee or upon shorter notice accepted by the Trustee.

               (c) Upon a Change of Control, as defined in Section 13(d) below, the Trustee may not be removed by the Corporation for 18 months.

               (d) Upon resignation or removal of the Trustee and appointment of a successor Trustee, all Trust assets shall subsequently be transferred to the successor Trustee. The transfer shall be completed within 30 days after receipt of notice of resignation, removal or transfer, unless the Corporation extends the time limit.

               (e) If the Trustee resigns or is removed, a successor shall be appointed, in accordance with Section 11 hereof, by the effective date of resignation or removal under paragraphs (a) or (b) of this section. If no such appointment has been made, the Trustee may apply to a court of competent jurisdiction for appointment of a successor or for instructions. All expenses of the Trustee in connection with the proceeding shall be allowed as administrative expenses of the Trust.

               Section 11.  Appointment of Successor.

               (a) If the  Trustee  resigns  or is removed  in  accordance  with
Section 10(a) or (b) hereof, the Corporation may appoint any person or any other party, such as a bank trust department or other party that may be granted corporate trustee powers under state law, as a successor to replace the Trustee upon resignation or removal. The appointment shall be effective when accepted in writing by the new Trustee, who shall have all of the rights and powers of the former Trustee with respect to the Trust assets. The former Trustee shall execute any instrument necessary or reasonably requested by the Corporation or the successor Trustee to evidence the transfer.

               (b) The successor Trustee need not examine the records and acts of any prior Trustee and shall act in regard to the Trust assets, in accordance with all the terms of this Trust Agreement. The successor Trustee shall not be responsible for and the Corporation shall indemnify and defend the successor Trustee from any claim or liability resulting from any action or inaction of any prior Trustee or from any other past event, or any condition existing at the time it becomes successor Trustee.

               Section 12.  Amendment or Termination.

               (a) This Trust Agreement may be amended by a written instrument executed by the Trustee and the Corporation. Notwithstanding the foregoing, no such amendment shall conflict with the terms of the Deferral Agreement or shall make the Trust revocable.

               (b) The Trust shall not terminate until the date on which the Executive or his beneficiaries are no longer entitled to any payments pursuant to the terms of the Deferral Agreement. Upon termination of the Trust any assets remaining in the Trust shall be returned to the Corporation.

               Section 13.  Miscellaneous.

               (a) Any provision of this Trust Agreement prohibited by law shall be ineffective to the extent of any such prohibition, without invalidating the remaining provisions hereof.

               (b) No amount payable to the Executive or any of his beneficiaries under this Trust Agreement may be anticipated, assigned (either at law or in equity), alienated, pledged, encumbered or subjected to attachment, garnishment, levy, execution or other legal or equitable process.

               (c) This Trust Agreement shall be governed by and construed in accordance with the laws of Texas.

               (d) For purposes of this Trust, Change of Control shall mean the purchase or other acquisition by any person, entity or group of persons, within the meaning of section 13(d) or 14(d) of the Securities Exchange Act of 1934 ("Act"), or any comparable successor provisions, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Act) of thirty percent (30%) or more of either the outstanding shares of common stock or the combined voting power of the Corporation's then outstanding voting securities entitled to vote generally in the election of directors, or the approval by the stockholders of the Corporation of a reorganization, merger, or consolidation, in each case, with respect to which persons who were stockholders of the Corporation immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than fifty percent (50%) of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated Corporation's then outstanding securities, or a liquidation or dissolution of the Corporation or of the sale of all or substantially all of the Corporation's assets.

               Section 14.  Effective Date.

               The effective date of this Trust Agreement shall be January , 2002.


                                    * * * * *

               EXECUTED on the dates of the respective acknowledgments hereto, to be effective as of the 10th day of January, 2002.



                                            NL Industries, Inc.



                                            /s/ Robert D. Hardy
                                            ------------------------------------
                                            Vice President & Controller
                                                - TRUSTOR -





                                            /s/ Darryl S. Kitay
                                            ------------------------------------
                                               - TRUSTEE -



THE STATE OF TEXAS           '
                             '
COUNTY  OF Harris            '


          This instrument was acknowledged before me on the 10th day of January, 2002, by Vonna E. Newsom.


                                            /s/ Vonna E. Newsom
                                            ------------------------------------
                                            Notary Public in and for
                                            the State of T E X A S

My Commission Expires:

December 18, 2002